                               EXHIBIT A.(XXXIII)
            ARTICLES SUPPLEMENTARY OF THE HARTFORD MUTUAL FUNDS, INC.

     The Hartford Mutual Funds, Inc. (the "Corporation"), a corporation organized and existing under the laws of the State of Maryland, does hereby certify to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Corporation currently has the authority to issue thirty-five billion, nine hundred ninety-five million (35,995,000,000) shares of $0.001 par value common stock, having an aggregate par value of thirty-five million nine hundred ninety-five thousand dollars ($35,995,000), as listed below:

                                                Class A       Class B       Class C       Class I       Class Y
                    Series                       Shares        Shares        Shares       Shares         Shares
-------------------------------------------   -----------   -----------   -----------   -----------   -----------
The Hartford Advisers Fund                    375,000,000   175,000,000   110,000,000            --   100,000,000
The Hartford Balanced Income Fund             200,000,000   200,000,000   200,000,000            --   200,000,000
The Hartford Capital Appreciation Fund        570,000,000   175,000,000   220,000,000    50,000,000    50,000,000
The Hartford Capital Appreciation II Fund     200,000,000   200,000,000   200,000,000    50,000,000   200,000,000
The Hartford Capital Preservation Fund        285,000,000    75,000,000   200,000,000            --   100,000,000
The Hartford Checks and Balances Fund         200,000,000   200,000,000   200,000,000            --            --
The Hartford Disciplined Equity Fund          125,000,000    75,000,000    50,000,000            --    50,000,000
The Hartford Dividend and Growth Fund         325,000,000    75,000,000    50,000,000    50,000,000    50,000,000
The Hartford Equity Income Fund               125,000,000    75,000,000    50,000,000    50,000,000    50,000,000
The Hartford Floating Rate Fund               800,000,000   200,000,000   800,000,000   250,000,000   200,000,000
The Hartford Focus Growth Fund                125,000,000    75,000,000    50,000,000            --    50,000,000
The Hartford Fundamental Growth Fund          125,000,000    75,000,000    50,000,000            --    50,000,000
The Hartford Global Communications Fund       125,000,000    75,000,000    50,000,000            --    50,000,000
The Hartford Global Enhanced Dividend Fund    200,000,000   200,000,000   200,000,000    50,000,000    50,000,000
The Hartford Global Financial Services Fund   125,000,000    75,000,000    50,000,000            --    50,000,000
The Hartford Global Growth Fund               125,000,000    75,000,000    50,000,000            --    50,000,000
The Hartford Global Health Fund               125,000,000    75,000,000    50,000,000    50,000,000    50,000,000

                                                   Class A        Class B       Class C       Class I       Class Y
                     Series                         Shares         Shares        Shares       Shares         Shares
---------------------------------------------   -------------   -----------   -----------   -----------   -----------
The Hartford Global Technology Fund               125,000,000    75,000,000    50,000,000            --    50,000,000
The Hartford High Yield Fund                      125,000,000    75,000,000    50,000,000    50,000,000    50,000,000
The Hartford High Yield Municipal Bond Fund       200,000,000   200,000,000   200,000,000    50,000,000            --
The Hartford Income Fund                          125,000,000    75,000,000    50,000,000            --    50,000,000
The Hartford Inflation Plus Fund                  155,000,000   105,000,000    90,000,000    50,000,000    50,000,000
The Hartford International Growth Fund            125,000,000    75,000,000    50,000,000    50,000,000    50,000,000
The Hartford International Opportunities Fund     125,000,000    75,000,000    50,000,000            --    50,000,000
The Hartford International Small Company Fund     125,000,000    75,000,000    50,000,000    50,000,000    50,000,000
The Hartford LargeCap Growth Fund                 200,000,000   200,000,000   200,000,000            --   200,000,000
The Hartford MidCap Fund                          225,000,000    75,000,000   110,000,000            --    50,000,000
The Hartford MidCap Growth Fund                   200,000,000   200,000,000   200,000,000            --   200,000,000
The Hartford MidCap Value Fund                    125,000,000    75,000,000    50,000,000            --    50,000,000
The Hartford Money Market Fund                  1,200,000,000   500,000,000   500,000,000            --   500,000,000
The Hartford Principal Protection Fund            125,000,000    75,000,000    50,000,000            --    50,000,000
The Hartford Retirement Income Fund               200,000,000   200,000,000   200,000,000            --   200,000,000
The Hartford Select MidCap Growth Fund            200,000,000   200,000,000   200,000,000            --   200,000,000
The Hartford Select MidCap Value Fund             200,000,000   200,000,000   200,000,000            --   200,000,000
The Hartford Select SmallCap Growth Fund          200,000,000   200,000,000   200,000,000            --   200,000,000
The Hartford Select SmallCap Value Fund           200,000,000   200,000,000   200,000,000            --   200,000,000
The Hartford Short Duration Fund                  125,000,000    75,000,000    50,000,000            --    50,000,000
The Hartford Small Company Fund                   125,000,000    75,000,000    50,000,000    50,000,000    50,000,000
The Hartford Stock Fund                           125,000,000    75,000,000    50,000,000            --    50,000,000
The Hartford Strategic Income Fund                200,000,000   200,000,000   200,000,000    50,000,000    50,000,000
The Hartford Tax-Free California Fund             125,000,000    75,000,000    50,000,000            --    50,000,000

                                             Class A       Class B       Class C       Class I       Class Y
                  Series                      Shares        Shares        Shares        Shares        Shares
----------------------------------------   -----------   -----------   -----------   -----------   -----------
The Hartford Tax-Free New York Fund        125,000,000    75,000,000    50,000,000            --    50,000,000
The Hartford Target Retirement 2010 Fund   200,000,000   200,000,000   200,000,000            --   200,000,000
The Hartford Target Retirement 2020 Fund   200,000,000   200,000,000   200,000,000            --   200,000,000
The Hartford Target Retirement 2030 Fund   200,000,000   200,000,000   200,000,000            --   200,000,000
The Hartford Total Return Bond Fund        125,000,000    75,000,000    50,000,000    50,000,000   100,000,000
The Hartford Value Fund                    125,000,000    75,000,000    50,000,000    50,000,000    50,000,000

                                               Class A       Class B      Class C      Class D      Class I      Class Y
                  Series                        Shares       Shares       Shares       Shares       Shares       Shares
------------------------------------------   -----------   ----------   ----------   ----------   ----------   ----------
The Hartford Equity Growth Allocation Fund   100,000,000   50,000,000   50,000,000   50,000,000   50,000,000   50,000,000
The Hartford Growth Allocation Fund          100,000,000   50,000,000   50,000,000   50,000,000   50,000,000   50,000,000
The Hartford Balanced Allocation Fund        100,000,000   50,000,000   50,000,000   50,000,000   50,000,000   50,000,000
The Hartford Conservative Allocation Fund    100,000,000   50,000,000   50,000,000   50,000,000   50,000,000   50,000,000
The Hartford Income Allocation Fund          100,000,000   50,000,000   50,000,000   50,000,000   50,000,000   50,000,000

                                               Class A       Class B      Class C      Class D       Class I      Class Y
                  Series                        Shares       Shares       Shares        Shares       Shares       Shares
------------------------------------------   -----------   ----------   ----------   -----------   ----------   ----------
The Hartford DCA Money Fund Series I                                                 300,000,000
The Hartford DCA Money Fund Series II                                                300,000,000
The Hartford DCA Money Fund Series III                                               300,000,000
The Hartford DCA Money Fund Series IV                                                300,000,000
The Hartford DCA Money Fund Series V                                                 300,000,000

                    Series                      Class R3 Shares   Class R4 Shares   Class R5 Shares
---------------------------------------------   ---------------   ---------------   ---------------
The Hartford Advisers Fund                         50,000,000        50,000,000        50,000,000
The Hartford Capital Appreciation Fund             50,000,000        50,000,000        50,000,000
The Hartford Capital Appreciation II Fund          50,000,000        50,000,000        50,000,000
The Hartford Disciplined Equity Fund               50,000,000        50,000,000        50,000,000
The Hartford Dividend and Growth Fund              50,000,000        50,000,000        50,000,000
The Hartford Equity Income Fund                    50,000,000        50,000,000        50,000,000
The Hartford Floating Rate Fund                    50,000,000        50,000,000        50,000,000
The Hartford Global Enhanced Dividend Fund         50,000,000        50,000,000        50,000,000
The Hartford Global Growth Fund                    50,000,000        50,000,000        50,000,000
The Hartford Global Health Fund                    50,000,000        50,000,000        50,000,000
The Hartford High Yield Fund                       50,000,000        50,000,000        50,000,000
The Hartford Inflation Plus Fund                   50,000,000        50,000,000        50,000,000
The Hartford International Growth Fund             50,000,000        50,000,000        50,000,000
The Hartford International Opportunities Fund      50,000,000        50,000,000        50,000,000
The Hartford Money Market Fund                     50,000,000        50,000,000        50,000,000
The Hartford Small Company Fund                    50,000,000        50,000,000        50,000,000
The Hartford Stock Fund                            50,000,000        50,000,000        50,000,000
The Hartford Total Return Bond Fund                50,000,000        50,000,000        50,000,000
The Hartford Value Fund                            50,000,000        50,000,000        50,000,000
The Hartford Retirement Income Fund                50,000,000        50,000,000        50,000,000
The Hartford Target Retirement 2010 Fund           50,000,000        50,000,000        50,000,000
The Hartford Target Retirement 2020 Fund           50,000,000        50,000,000        50,000,000
The Hartford Target Retirement 2030 Fund           50,000,000        50,000,000        50,000,000
The Hartford Equity Growth Allocation Fund         50,000,000        50,000,000        50,000,000
The Hartford Growth Allocation Fund                50,000,000        50,000,000        50,000,000
The Hartford Balanced Allocation Fund              50,000,000        50,000,000        50,000,000
The Hartford Conservative Allocation Fund          50,000,000        50,000,000        50,000,000
The Hartford Income Allocation Fund                50,000,000        50,000,000        50,000,000

SECOND: Pursuant to the authority expressly vested in the Board of Directors of the Corporation (the "Board") by Article IV of the Corporation's charter and in accordance with Sections 2-208 and 2-208.1 of the Maryland General Corporation Law, the Board has duly authorized an increase in the Corporation's authorized shares of $0.001 par value common stock to thirty-seven billion, ninety-five million (37,095,000,000) shares, with an aggregate par value of thirty-seven million ninety-five thousand dollars ($37,095,000), as classified below:

             Series                          Class A Shares  Class B Shares  Class C Shares  Class I Shares  Class Y Shares
-------------------------------------------  --------------  --------------  --------------  --------------  --------------
The Hartford Advisers Fund                     375,000,000     175,000,000     110,000,000              --     100,000,000
The Hartford Balanced Income Fund              200,000,000     200,000,000     200,000,000              --     200,000,000
The Hartford Capital Appreciation Fund         570,000,000     175,000,000     220,000,000      50,000,000      50,000,000
The Hartford Capital Appreciation II Fund      200,000,000     200,000,000     200,000,000      50,000,000     200,000,000
The Hartford Capital Preservation Fund         285,000,000      75,000,000     200,000,000              --     100,000,000
THE HARTFORD CHECKS AND BALANCES FUND          400,000,000     200,000,000     200,000,000      50,000,000              --
The Hartford Disciplined Equity Fund           125,000,000      75,000,000      50,000,000              --      50,000,000
The Hartford Dividend and Growth Fund          325,000,000      75,000,000      50,000,000      50,000,000      50,000,000
The Hartford Equity Income Fund                125,000,000      75,000,000      50,000,000      50,000,000      50,000,000
The Hartford Floating Rate Fund                800,000,000     200,000,000     800,000,000     250,000,000     200,000,000
The Hartford Focus Growth Fund                 125,000,000      75,000,000      50,000,000              --      50,000,000
The Hartford Fundamental Growth Fund           125,000,000      75,000,000      50,000,000              --      50,000,000
The Hartford Global Communications Fund        125,000,000      75,000,000      50,000,000              --      50,000,000
The Hartford Global Enhanced Dividend Fund     200,000,000     200,000,000     200,000,000      50,000,000      50,000,000
THE HARTFORD GLOBAL EQUITY FUND                200,000,000     200,000,000     200,000,000      50,000,000      50,000,000
The Hartford Global Financial Services Fund    125,000,000      75,000,000      50,000,000              --      50,000,000
The Hartford Global Growth Fund                125,000,000      75,000,000      50,000,000              --      50,000,000
The Hartford Global Health Fund                125,000,000      75,000,000      50,000,000      50,000,000      50,000,000
The Hartford Global Technology Fund            125,000,000      75,000,000      50,000,000              --      50,000,000
The Hartford High Yield Fund                   125,000,000      75,000,000      50,000,000      50,000,000      50,000,000
The Hartford High Yield Municipal Bond Fund    200,000,000     200,000,000     200,000,000      50,000,000              --
The Hartford Income Fund                       125,000,000      75,000,000      50,000,000              --      50,000,000
The Hartford Inflation Plus Fund               155,000,000     105,000,000      90,000,000      50,000,000      50,000,000
The Hartford International Growth Fund         125,000,000      75,000,000      50,000,000      50,000,000      50,000,000

                    Series                     Class A Shares  Class B Shares  Class C Shares  Class I Shares  Class Y Shares
---------------------------------------------  --------------  --------------  --------------  --------------  --------------
The Hartford International Opportunities Fund     125,000,000      75,000,000      50,000,000            --       50,000,000
The Hartford International Small Company Fund     125,000,000      75,000,000      50,000,000    50,000,000       50,000,000
The Hartford LargeCap Growth Fund                 200,000,000     200,000,000     200,000,000            --      200,000,000
The Hartford MidCap Fund                          225,000,000      75,000,000     110,000,000            --       50,000,000
The Hartford MidCap Growth Fund                   200,000,000     200,000,000     200,000,000            --      200,000,000
The Hartford MidCap Value Fund                    125,000,000      75,000,000      50,000,000            --       50,000,000
The Hartford Money Market Fund                  1,200,000,000     500,000,000     500,000,000            --      500,000,000
The Hartford Principal Protection Fund            125,000,000      75,000,000      50,000,000            --       50,000,000
The Hartford Retirement Income Fund               200,000,000     200,000,000     200,000,000            --      200,000,000
The Hartford Select MidCap Growth Fund            200,000,000     200,000,000     200,000,000            --      200,000,000
The Hartford Select MidCap Value Fund             200,000,000     200,000,000     200,000,000            --      200,000,000
The Hartford Select SmallCap Growth Fund          200,000,000     200,000,000     200,000,000            --      200,000,000
The Hartford Select SmallCap Value Fund           200,000,000     200,000,000     200,000,000            --      200,000,000
The Hartford Short Duration Fund                  125,000,000      75,000,000      50,000,000            --       50,000,000
The Hartford Small Company Fund                   125,000,000      75,000,000      50,000,000    50,000,000       50,000,000
The Hartford Stock Fund                           125,000,000      75,000,000      50,000,000            --       50,000,000
The Hartford Strategic Income Fund                200,000,000     200,000,000     200,000,000    50,000,000       50,000,000
The Hartford Tax-Free California Fund             125,000,000      75,000,000      50,000,000            --       50,000,000
The Hartford Tax-Free New York Fund               125,000,000      75,000,000      50,000,000            --       50,000,000
The Hartford Target Retirement 2010 Fund          200,000,000     200,000,000     200,000,000            --      200,000,000
The Hartford Target Retirement 2020 Fund          200,000,000     200,000,000     200,000,000            --      200,000,000
The Hartford Target Retirement 2030 Fund          200,000,000     200,000,000     200,000,000            --      200,000,000
The Hartford Total Return Bond Fund               125,000,000      75,000,000      50,000,000    50,000,000      100,000,000
The Hartford Value Fund                           125,000,000      75,000,000      50,000,000    50,000,000       50,000,000

                                               Class A       Class B      Class C      Class D      Class I      Class Y
                  Series                        Shares       Shares       Shares       Shares       Shares       Shares
------------------------------------------   -----------   ----------   ----------   ----------   ----------   ----------
The Hartford Equity Growth Allocation Fund   100,000,000   50,000,000   50,000,000   50,000,000   50,000,000   50,000,000
The Hartford Growth Allocation Fund          100,000,000   50,000,000   50,000,000   50,000,000   50,000,000   50,000,000
The Hartford Balanced Allocation Fund        100,000,000   50,000,000   50,000,000   50,000,000   50,000,000   50,000,000
The Hartford Conservative Allocation Fund    100,000,000   50,000,000   50,000,000   50,000,000   50,000,000   50,000,000
The Hartford Income Allocation Fund          100,000,000   50,000,000   50,000,000   50,000,000   50,000,000   50,000,000

                                               Class A       Class B      Class C      Class D      Class I      Class Y
                  Series                        Shares       Shares       Shares        Shares       Shares      Shares
------------------------------------------   -----------   ----------   ----------   -----------   ---------   ----------
The Hartford DCA Money Fund Series I                                                 300,000,000
The Hartford DCA Money Fund Series II                                                300,000,000
The Hartford DCA Money Fund Series III                                               300,000,000
The Hartford DCA Money Fund Series IV                                                300,000,000
The Hartford DCA Money Fund Series V                                                 300,000,000

                    Series                      Class R3 Shares   Class R4 Shares   Class R5 Shares
---------------------------------------------   ---------------   ---------------   ---------------
The Hartford Advisers Fund                         50,000,000        50,000,000        50,000,000
The Hartford Capital Appreciation Fund             50,000,000        50,000,000        50,000,000
The Hartford Capital Appreciation II Fund          50,000,000        50,000,000        50,000,000
The Hartford Disciplined Equity Fund               50,000,000        50,000,000        50,000,000
The Hartford Dividend and Growth Fund              50,000,000        50,000,000        50,000,000
The Hartford Equity Income Fund                    50,000,000        50,000,000        50,000,000
The Hartford Floating Rate Fund                    50,000,000        50,000,000        50,000,000
The Hartford Global Enhanced Dividend Fund         50,000,000        50,000,000        50,000,000
THE HARTFORD GLOBAL EQUITY FUND                    50,000,000        50,000,000        50,000,000
The Hartford Global Growth Fund                    50,000,000        50,000,000        50,000,000
The Hartford Global Health Fund                    50,000,000        50,000,000        50,000,000
The Hartford High Yield Fund                       50,000,000        50,000,000        50,000,000
The Hartford Inflation Plus Fund                   50,000,000        50,000,000        50,000,000
The Hartford International Growth Fund             50,000,000        50,000,000        50,000,000
The Hartford International Opportunities Fund      50,000,000        50,000,000        50,000,000
The Hartford Money Market Fund                     50,000,000        50,000,000        50,000,000
The Hartford Small Company Fund                    50,000,000        50,000,000        50,000,000
The Hartford Stock Fund                            50,000,000        50,000,000        50,000,000

                    Series                      Class R3 Shares   Class R4 Shares   Class R5 Shares
---------------------------------------------   ---------------   ---------------   ---------------
The Hartford Total Return Bond Fund                50,000,000        50,000,000        50,000,000
The Hartford Value Fund                            50,000,000        50,000,000        50,000,000
The Hartford Retirement Income Fund                50,000,000        50,000,000        50,000,000
The Hartford Target Retirement 2010 Fund           50,000,000        50,000,000        50,000,000
The Hartford Target Retirement 2020 Fund           50,000,000        50,000,000        50,000,000
The Hartford Target Retirement 2030 Fund           50,000,000        50,000,000        50,000,000
The Hartford Equity Growth Allocation Fund         50,000,000        50,000,000        50,000,000
The Hartford Growth Allocation Fund                50,000,000        50,000,000        50,000,000
The Hartford Balanced Allocation Fund              50,000,000        50,000,000        50,000,000
The Hartford Conservative Allocation Fund          50,000,000        50,000,000        50,000,000
The Hartford Income Allocation Fund                50,000,000        50,000,000        50,000,000

THIRD: Shares of the Corporation's Class A, B, C, D, I, R3, R4, R5 and Y common stock shall have all the rights, preferences and privileges as set forth in the Corporation's charter and as set forth in the Corporation's current prospectuses, statements of additional information and multiple class plan.

FOURTH: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940, as amended.

FIFTH: At a meeting on November 6-7, 2007 and in accordance with Section 2-105(c) of the Maryland General Corporation Law, the Board authorized the increase in the total number of shares of capital stock that the Corporation has authority to issue, in order to allocate additional Class A Shares to existing series of The Hartford Checks and Balances Fund, Class I Shares to existing series of The Hartford Checks and Balances Fund and to allocate additional shares to The Hartford Global Equity Fund, a new series of the Corporation.

IN WITNESS WHEREOF, The Hartford Mutual Funds, Inc. has caused these Articles Supplementary to be duly executed by Edward P. Macdonald, its Vice President, and attested to by Catherine Marshall, its Assistant Secretary, this 30th day of November 2007.

                                        THE HARTFORD MUTUAL FUNDS, INC.


                                        By: /s/ Edward P. Macdonald
                                            ------------------------------------
                                            Edward P. Macdonald
                                            Vice President

Attest:


/s/ Catherine E. Marshall
------------------------------------
Catherine E. Marshall
Assistant Secretary

I, Edward P. Macdonald, Vice President of The Hartford Mutual Funds, Inc., hereby acknowledge, in the name and on behalf of said corporation, the foregoing Articles Supplementary to be the corporate act of said corporation and I further certify that, to the best of my knowledge, information, and belief, these matters and facts are true in all material respects, under the penalties of perjury.


                                        /s/ Edward P. Macdonald
                                        ----------------------------------------
                                        Edward P. Macdonald
                                        Vice President